SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                    FORM 8-K

        CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):       November 1, 1996

                                  Oak Industries Inc.
             (Exact name of registrant as specified in its charter)

                    Delaware         1-4474              36-1569000
(State or other juris-          (Commission File        (IRS Employer
diction of incorporation)            Number)           Identification No.)




1000 Winter Street
Waltham, MA                                                    02154
(Address of principal executive offices)                      ( Zip Code)

Registrant's telephone number, including area code  617-890-0400

                                       Same
(Former name or former address, if changed since last report.)


ITEM 2.   ACQUISITION OF ASSETS

On November 1, 1996, pursuant to the terms of a Stockholders Agreement dated December 22, 1992 (the "Stockholders Agreement") by and among Oak Industries Inc. (the "Company"), Connector Holding Company ("Connector"), and each of Tyler Capital Fund, L.P., Tyler Massachusetts, L.P., Tyler International, L.P. - II, BCIP Associates and BCIP Trust Associates, L.P. (collectively, the "Bain Affiliates") and Bain Venture Capital, the Company purchased all of the shares of common stock, $.01 par value, of Connector owned by the Bain Affiliates (the "Shares"). The Company purchased the Shares, which constituted 20% of the outstanding stock of Connector, for an aggregate purchase price of approximately $95,000,000, including transaction expenses. As a result of the purchase, Connector is a wholly-owned subsidiary of the Company. The purchase price for the shares was determined through negotiations conducted by the parties with the involvement of investment bankers pursuant to procedures set forth in the Stockholders Agreement. The transaction was financed with borrowings from a new $300 million unsecured revolving credit agreement entered into by the Company, also on November 1, 1996, with certain lenders from time to time a party thereto, and the Chase Manhattan Bank, as Administrative Agent and Issuing Bank.


ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
          AND EXHIBITS

The following financial statements, pro forma financial information and exhibits are filed as part of this report.

(A)   Financial Statements of Businesses Acquired

      N/A

(B) Pro forma financial information required pursuant to Article 11 of Regulation S-X:

      Item
      Oak Industries Inc. Pro Forma Condensed Combined
        Financial Statements (Unaudited)

         Pro Forma Condensed Combined Balance Sheet - September 30, 1996 Pro Forma Condensed Combined Statement of Operations - year ended December 31, 1995
         Pro Forma Condensed Combined Statement of Operations -nine months ended September 30, 1996


Notes to Pro Forma Condensed Combined Financial Statements

   The unaudited pro forma condensed combined balance sheet as of September
30, 1996 gives effect to the purchase of the 20% interest in Connector from Bain by the Company as if the acquisition had occurred on September 30, 1996 and the unaudited pro forma condensed combined statements of operations for the year ended December 31, 1995 and nine-months ended September 30, 1996 give effect to the acquisition as if the acquisition had occurred on January 1, 1995 and January 1, 1996, respectively. The pro forma information is based on historical financial statements of the Company after giving effect to the proposed transaction using the purchase method of accounting and the assumptions and adjustments described in the accompanying notes to the pro forma financial statements.

   These pro forma statements may not be indicative of the results that actually would have occurred if the combination had been in effect on the date indicated or which may be obtained in the future. The pro forma financial statements should be read in conjunction with the audited financial statements of Oak Industries Inc.



             PRO FORMA CONDENSED COMBINED BALANCE SHEET
                         September 30, 1996
                       (Dollars in thousands)
                             (Unaudited)
                               ASSETS

                                                                          Pro Forma
                                                                           Adjustments              Pro Forma
                                              Oak Industries Inc.         Increase (Decrease)        Combined
                                              -------------------         ------------------        ---------
Current assets:
   Cash and cash equivalents                 $   10,623                  $       -                  $   10,623
   Receivables, less reserve                     44,829                          -                      44,829
   Inventories                                   51,946                        625   (b)                52,571
   Deferred income taxes                         12,829                          -                      12,829
   Other current assets                           3,489                          -                       3,489
                                             ----------                  ---------                  ----------
       Total current assets                     123,716                        625                     124,341

Plant & equipment, net                           64,275                          -                      64,275
Deferred income taxes                             8,392                          -                       8,392
Goodwill and other intangible assets, net        76,663                     72,444   (b)               149,107
Investments in affiliates                         8,356                          -                       8,356
Net assets of discontinued operations             8,727                          -                       8,727
Other assets                                      6,458                          -                       6,458
                                             ----------                  ---------                 -----------
       Total assets                          $  296,587                  $  73,069                 $   369,656
                                             ==========                  =========                 ===========

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
   Current portion of long-term debt         $    5,098                  $       -                 $     5,098
   Accounts payable                              14,119                          -                      14,119
   Accrued liabilities                           27,393                          -                      27,393
                                             ----------                  ---------                 -----------
      Total current liabilities                  46,610                          -                      46,610

Other liabilities                                 7,546                          -                       7,546

Long-term debt                                   38,416                     95,000   (a)               133,416

Minority interest                                43,254                    (21,931)  (a)                21,323

Stockholders' equity:
   Common stock                                     182                          -                         182
   Additional paid-in capital                   289,589                          -                     289,589
   Accumulated earnings deficit                (127,215)                         -                    (127,215)
   Other                                         (1,795)                         -                      (1,795)
                                             ----------                  ---------                  ----------
      Total liabilities and
         stockholders' equity               $   296,587                 $   73,069                 $   369,656
                                            ===========                 ==========                 ===========

See accompanying notes to pro forma condensed consolidated financial statements



                     PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                             Year Ended December 31, 1995
                     (Dollars in thousands, except per share data)
                                    (Unaudited)

                                                                          Pro Forma
                                                                         Adjustments                Pro Forma
                                              Oak Industries Inc.        Increase (Decrease)        Combined

Net sales                                       $   255,364               $     -                    $   255,364
Cost of sales                                      (154,281)                    -                       (154,281)
                                                -----------               -------                    -----------
Gross profit                                        101,083                     -                        101,083
Selling, general and administrative
   expenses                                         (48,108)               (2,188)   (c)                 (50,296)
Purchased in-process research and
   development                                      (80,872)                    -                        (80,872)
                                                -----------               -------                    -----------
Operating income (loss)                             (27,897)               (2,188)                       (30,085)
Interest expense                                     (6,273)               (6,649)   (c)                 (12,922)
Interest income                                       1,661                     -                           1,661
Equity in net income of affiliated
    companies                                         1,583                     -                           1,583
                                                -----------               -------                    ------------
Loss from continuing operations
   before income taxes and minority interest        (30,926)               (8,837)                        (39,763)
Income taxes                                        (11,199)                1,480   (c)                    (9,719)
Minority interest in net income of
   subsidiaries                                     (10,858)                5,637   (c)                    (5,221)
                                                -----------               -------                    ------------
Loss from continuing
   operations                                       (52,983)               (1,720)                        (54,703)
Income from discontinued operations,
   net of income taxes                                2,469                     -                           2,469
                                                -----------            ----------                     -----------
Net loss before extraordinary
   charge                                           (50,514)               (1,720)                        (52,234)
Extraordinary charge for early extinguishment
   of debt, net of income taxes and
   minority interest                                 (1,610)                    -                          (1,610)
                                                -----------            ----------                     -----------
Net loss                                        $   (52,124)           $   (1,720)                    $   (53,844)
                                                ===========            ==========                     ===========
Income (loss) per common share:
   Continuing operations                        $      (2.87)                                         $     (2.96)
   Discontinued operations                               .13                                                  .13
   Extraordinary charge                                 (.09)                                                (.09)
                                                 -----------                                          -----------
   Net loss                                     $      (2.83)                                         $     (2.92)
                                                ============                                          ===========
Weighted average common shares
   outstanding                                        18,423                                               18,423
                                                ============                                          ===========

See accompanying notes to pro forma condensed consolidated financial statements.





                      PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                            Nine Months Ended September 30, 1996
                        (Dollars in thousands, except per share data)
                                        (Unaudited)


                                                                             Pro Forma
                                                                           Adjustments                  ProForma
                                                Oak Industries Inc.        Increase (Decrease)          Combined
Net sales                                     $   233,413                    $   -                    $   233,413
Cost of sales                                    (139,826)                       -                       (139,826)
                                              -----------                    -----                    -----------
Gross profit                                       93,587                        -                         93,587
Selling, general and administrative
   expenses                                       (47,264)                  (1,582)   (c)                 (48,846)
                                              -----------                   ------                        -------
Operating income                                   46,323                   (1,582)                        44,741
Interest expense                                   (4,100)                  (4,541)   (c)                  (8,641)
Interest income                                       374                        -                            374
Equity in net loss of affiliated
    companies                                      (1,065)                       -                         (1,065)
Gain on sale of equity investments                 21,502                        -                         21,502
                                              -----------                    -----                    -----------
Income from continuing operations
   before income taxes and minority interest       63,034                   (6,123)                        56,911
Income taxes                                      (23,552)                   1,726   (c)                  (21,826)
Minority interest in net income of
   subsidiaries                                    (6,611)                   3,499   (c)                   (3,112)
                                              -----------                   ------                    -----------
Income from continuing
   operations                                      32,871                     (898)                        31,973
Income from discontinued operations,
   net of income taxes                              1,442                        -                          1,442
                                              -----------                   ------                    -----------
Net income                                     $   34,313                 $   (898)                    $   33,415
                                              ===========                 ========                    ===========
Income per common share:
   Continuing operations                         $   1.76                                                $   1.71
   Discontinued operations                            .08                                                     .08
                                              -----------                                             -----------
   Net income                                    $   1.84                                                $   1.79
                                              ===========                                             ===========
Weighted average common shares
   outstanding                                     18,612                                                  18,612
                                              ===========                                             ===========

See accompanying notes to pro forma condensed consolidated financial statements.




            NOTES TO PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS
                             (Dollars in thousands)
                                 (Unaudited)


(a) The following pro forma adjustments reflect the Company's purchase of the 20% interest in Connector owned by Bain and the consolidation by the Company of this acquisition.

   Long-term debt                                 $   95,000
   Minority interest elimination                     (21,931)
                                                  ----------
      Investment in Connector                     $   73,069
                                                  ==========

(b) The following pro forma adjustments are made to reflect estimated fair value adjustments at September 30, 1996 and to eliminate the Company's investment in Connector.

   Fair value adjustments:
    Increase carrying amount of inventories       $    625
    Increase carrying amount of goodwill            72,444
                                                  --------
       Investment in Connector                    $ 73,069
                                                  ========

(c) The following pro forma adjustments are incorporated in the pro forma condensed combined statements of operations:

                                        Year Ended      Nine Months Ended
                                        December 31,       September 30,
                                          1995                1996
                                       -------------    -----------------
                                          [Increase (Decrease) Income]


1. Increase in interest expense on new
   borrowings at rates ranging from
   5.56% to 6.94% in 1995 and from
   6.06% to 6.28% in 1996.                   $ (6,649)          $ (4,541)

2. Increase in amortization resulting
   from adjustments to carrying amounts
   of goodwill                                 (2,188)            (1,582)

3. Decrease in income taxes after taking into
   effect the above adjustments                 1,480              1,726

4. Decrease in minority interest in net income
   of subsidiaries subsequent to purchase
   of Connector                                 5,637              3,499
                                             ---------           -------
                                             $ (1,720)            $ (898)
                                            =========            ========

(d) Not included in the pro forma condensed combined statements of operations are two nonrecurring charges. The first charge is to cost of sales resulting from the adjustment to increase inventories to fair value. This charge, which is estimated to be $625,000, will flow through cost of sales as the inventory is assumed to be sold. The second charge, which is estimated to be $949,000, relates to the early extinguishment of debt. Both will be reported as unusual items in the fourth quarter of 1996.



(C)   Exhibits

   2.1 Stockholders Agreement dated as of December 22, 1992 by and among Connector Holding Company, Oak Industries Inc., Tyler Capital Fund, L.P., Tyler Massachusetts, L.P., Tyler International, L.P. - II, BCIP Associates, BCIP Trust Associates, and, solely as to Sections 1.5 and 11 thereof, Bain Venture Capital, filed as Exhibit 2.1 to the Company's Amendment No. 2 to Form S-3 dated December 16, 1993 is incorporated herein by this reference.


SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



OAK INDUSTRIES INC.


Date:  November 15, 1996                    /s/ Thomas F. Sheehan
                                            ---------------------
                                           Thomas F. Sheehan
                                           Vice President and Controller